UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8K

  Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2021

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

No 2020 Zhongshanxi Road
Room 502A40
Xuhui District, Shanghai, China 200030

(Address of Principal Executive Offices) (Zip code)

+86-0513-8912-3630

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Explanatory Note

Code Chain New Continent Limited is filing this Amendment No. 1 on Form 8K/A to the Current Report on Form 8K filed with the Securities and Exchange Commission on January 11, 2021 (the “Original Form 8-K”) to correct a typographical error of the date of the agreement as described in Item 1.01. There is no change to the other information in the Original Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

On January 11, 2021, Code Chain New Continent Limited (“CCNC” or the “Company”) entered into a Share Purchase Agreement (“SPA”) with Chengdu Ma Shang Pai Auction Co., Ltd. (“MSP”) and all the shareholders of MSP (“MSP Shareholders”). MSP Shareholders are Shanghai Makesi Internet Technology Co., Ltd., and Chengdu Yuan Ma Lian Technology Co., Ltd., both of which are controlled by Mr. Wei Xu, the Co-Chairman of the Board and President of the Company.

MSP, incorporated in August 2020, is licensed to engage in auction business. It plans to mainly engage in the auction of the patented Wuge digital assets developed by Mr. Wei Xu.

Pursuant to the SPA, the Company shall issue an aggregate of 5,500,000 shares of common stock, valued at $1.76 per share, the average closing price of the 60 days prior to signing the SPA (“CCNC Shares”), to the MSP Shareholders, in exchange for MSP Shareholders’ agreement to enter into, and their agreement to cause MSP to enter into, certain VIE agreements (“VIE Agreements”) with Makesi Iot Technology (Shanghai) Co., Ltd. (“Makesi WFOE”), the Company’s indirectly owned subsidiary, through which Makesi WFOE shall have the right to control, manage and operate MSP in return for a service fee equal to 100% of MSP’s net income (“Acquisition”). The SPA shall be effective upon adoption by a majority of shareholders who do not and will not have any interest in the Acquisition. The closing of the Acquisition is subject to regulatory approval, including the Nasdaq Stock Market.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the complete text of the SPA, which is filed as Exhibit 10.1.

Item 8.01 Other Events.

On January 3, 2020, Tongrong Technology (Jiangsu) Co., Ltd. (“Tongrong WFOE”), an indirect subsidiary of the Company, entered into a series of VIE agreements (the “VIE Agreements”) with Sichuan Wuge Network Games Co., Ltd. (“Wuge”) and the shareholders of Wuge (the “Wuge Shareholders”). This event was previously reported in the Company’s current report form 8-K filed with SEC on January 3, 2020.

On January 11, 2021, Makesi WFOE entered into a series of assignment agreements (the “Assignment Agreements”) with Tongrong WFOE, Wuge and Wuge Shareholders, pursuant to which Tongrong WFOE assign all its rights and obligations under the VIE Agreements to Makesi WFOE (the “Assignment”). The VIE Agreements and the Assignment Agreements grant Makesi WFOE with the power, rights and obligations equivalent in all material respects to those it would possess as the sole equity holder of Wuge, including absolute rights to control the management, operations, assets, property and revenue of Wuge. The Assignment does not have any impact on Company’s consolidated financial statements.

The Assignment Agreements are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Assignment Agreements, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

As the result of the Assignment, the Company’s corporate structure is as follows:

Code Chain New Continent Limited
(Nevada)
100%
Citi Profit Investment Holding Limited
(BVI)
100%
TMSR Holdings Limited
(HK)
100%
100%
Offshore
Onshore
Tongrong Technology (Jiangsu) Co., Ltd.
(PRC)
Makesi Iot Technology (Shanghai) Co., Ltd.
(PRC)
Contractual Agreements
Contractual Agreements
Jiangsu Rong Hai Electric Power Fuel Co., Ltd.
(PRC)
Sichuan Wuge Network Games Co., Ltd.
(PRC)

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement dated January 11, 2021, filed as exhibit 10.1 to the current report on Form 8-K filed on January 11, 2021 and incorporated herein by reference

10.2	Agreement to Assign Technical Consultation and Service Agreement dated January 11, 2021, filed as exhibit 10.2 to the current report on Form 8-K filed on January 11, 2021 and incorporated herein by reference

10.3	Agreement to Assign Equity Option Agreement dated January 11, 2021, filed as exhibit 10.3 to the current report on Form 8-K filed on January 11, 2021 and incorporated herein by reference

10.4	Agreement to Assign Equity Pledge Agreement dated January 11, 2021, filed as exhibit 10.4 to the current report on Form 8-K filed on January 11, 2021 and incorporated herein by reference

10.5	Agreement to Assign Voting Rights Proxy and Financial Supporting Agreement dated January 11, 2021, filed as exhibit 10.5 to the current report on Form 8-K filed on January 11, 2021 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: January 12, 2021	By:	/s/ Yimin Jin
	Name:	Yimin Jin
	Title:	CEO

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